SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FIRSTHAND FUNDS
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Firsthand Funds

125 South Market
Suite 1300
San Jose, California  95113

February 5, 2009

Dear Shareholder:

The enclosed Proxy Statement contains important information about various proposals we recommend be effected for Firsthand Funds (the “Trust”) at a special meeting of shareholders to be held on March 26, 2009.

As described in the attached Notice and Proxy Statement, Shareholders are being asked to approve the election of Messrs. Greg Burglin and Kevin P. Tanner to serve as disinterested Trustees of Firsthand Funds. On November 20, 2008, Messrs. Michael Lynch and Jerry Wong resigned as Trustees of the Trust. These resignations were accepted. The disinterested Trustees nominated, and the Board unanimously elected, Messrs. Greg Burglin and Kevin P. Tanner to serve as successor disinterested Trustees.

In addition, shareholders of Firsthand Technology Value Fund are being asked to approve a change to the fundamental investment restriction of TVF to allow it to invest in options, which is something currently permitted by every other series of the Trust.

Firsthand Capital Management, Inc. (the “Adviser”) has agreed to pay the expenses of the special meeting of shareholders and the related proxy solicitation.

The Trustees voted unanimously to approve these recommendations.  The Board believes these recommendations are in the best interests of the Funds and their shareholders.  The Trustees recommend that you vote in favor of each proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders.  We ask you to read the Proxy Statement carefully and vote in favor of the approval of the proposals.  Please return your proxy in the postage-paid envelope as soon as possible.

Sincerely,

Kevin Landis
President and Chairman of the Board of Firsthand Funds

FIRSTHAND FUNDS
125 South Market, Suite 1300
San Jose, CA 95113
____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON March 26, 2009
____________________________________________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund (each a “Fund” and, together, the “Funds”), each a series of Firsthand Funds (the “Trust”), will be held on March 26, 2009 at 10:00 a.m., Pacific Time, at the offices of the Trust, 125 South Market, Suite 1300, San Jose, California 95113 for the following purposes:

1.	(For all Funds): to approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust;

2.	(For all Funds): to approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust;

3.	(For Firsthand Technology Value Fund only): To approve a change to the fundamental investment restrictions of TVF to allow investments in options; and

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on January 2, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.

With respect to Proposals 1 and 2, shareholders of all Funds will vote together as a single class.  With respect to Proposal 3, only the shareholders of Firsthand Technology Value Fund shall be entitled to vote.  With respect to Proposal 4, the shareholders of each Fund will vote separately by Fund.

Shareholders are invited to attend in person.  If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope.  Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

By Order of the Board of Trustees Kevin Landis President and Chairman of the Board
Dated:  February 5, 2009

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

i

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 26, 2009

The Notice preceding this Proxy Statement is to advise you of the time, place and purposes of a Special Meeting of Shareholders of Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund, and Firsthand Alternative Energy Fund (each a “Fund” and, together, the “Funds”), each a series of Firsthand Funds (the “Trust”) to be held on March 26, 2009 at 10:00 a.m., (the “Meeting). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions at the Meeting. The Meeting will be held at the offices of the Trust, at 125 South Market, Suite 1300, San Jose, California 95113. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about February 12, 2009.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust offers shares of four separate operational series or funds:  Firsthand Technology Value Fund (“TVF”), Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund.  Each Fund offers only one share class, designated “Investor Class”.  As set forth in the attached notice, shareholders will be asked to vote on various proposals at the Meeting.  The following table shows the shareholders that are entitled to vote at the Meeting.

Proposals 1 and 2 (trustee election)	Shareholders of all Funds of the Trust voting together with each share of each Fund counting as one vote regardless of the net asset value of that share.
Proposal 3 (changing a fundamental investment restriction for TVF to allow it to invest in options)	Shareholders of TVF, voting separately

All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon.  A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date.  In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Meeting.  Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum.  Abstentions do not constitute a vote “for” and effectively result in a vote “against.”  Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Shareholders of record of the Funds on January 2, 2009 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof, provided, however, that only shareholders of record of TVF on the Record Date are entitled to vote on Proposal 3 at the Meeting. At the close of business on January 2, 2009, the Funds had the following outstanding shares:

Shares Outstanding

Firsthand Technology Value Fund	7,090,731.220
Firsthand Technology Leaders Fund	2,251,032.478
Firsthand e-Commerce Fund	7,204,576.100
Firsthand Alternative Energy Fund	643,208.404
Total	17,189,548.202

One-third (33-1/3%) of the outstanding shares of the applicable Fund (or of the Trust as a whole for matters to be voted on by shareholders of all Funds) on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposals presented for that Fund.  If a quorum is not present or presented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented.  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

The Election of each of Messrs. Greg Burglin and Kevin P. Tanner as successor disinterested Trustees (Proposals 1 and 2 at the Meeting) requires a majority of all shares of all Funds that are eligible to vote at the Meeting.  This means that the affirmative vote of a “majority of the outstanding voting securities” of all Funds as of the Record Date, regardless whether present in person or by proxy, is necessary to elect each candidate.  A majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of all Funds or (ii) 67% or more of the shares of all Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are represented at the Meeting in person or by proxy. Each share of each Fund will count as one vote regardless of the net asset value of that share.  This means that Funds with a lower net asset value per share effectively will have greater voting power per dollar of investment than Funds with a higher net asset value per share.

The affirmative vote of a “majority of the outstanding voting securities” of TVF present in person or by proxy and voting is necessary to approve the change in fundamental investment restriction with respect to TVF (Proposal 3 at the Meeting).  As noted above, a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.  If a quorum is present, but sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned.  The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the proposals.

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Audited financial statements of the Trust in the form of the Annual Report dated December 31, 2007 and unaudited financial statements in the form of the Semi-Annual Report dated June 30, 2008 have been mailed before this proxy mailing.  The Trust will furnish, without charge, a copy of the Annual Report or the Semi-Annual Report to any shareholder who requests the Report.  Shareholders may obtain such Reports, including the Annual Report dated December 31, 2008, when it becomes available, by contacting the Trust at P.O. Box 183120, Columbus, Ohio 43218-3120 or by calling 1.888.884.2675.

Information about each Fund (including the Funds’ Prospectus and SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at 202.942.8090. The Funds’ Annual and Semi-Annual reports and additional information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROPOSALS 1 and 2: APPROVAL OF ELECTION OF MESSRS. GREG BURGLIN AND KEVIN P. TANNER TO SERVE AS DISINTERESTED TRUSTEES OF THE TRUST

On November 20, 2008, Messrs. Michael Lynch and Jerry Wong (“Former Disinterested Trustees”) resigned as Trustees of the Trust. The Former Disinterested Trustees, before their resignations, nominated, and the Board unanimously elected, Messrs. Greg Burglin and Kevin P. Tanner to serve as successor disinterested Trustees. At the Meeting, each of Messrs. Burglin and Tanner will be individually voted upon as Trustees of the Trust and, if elected, will hold office until his successor is duly elected and qualified.  Messrs. Burglin and Tanner have each served as a disinterested Trustee of the Trust since his election on November 20, 2008 to fill two vacancies on the Board and they have not been previously elected by shareholders of the Trust.  In evaluating the appointment of Messrs. Burglin and Tanner, the Former Disinterested Trustees took into account Messrs. Burglin and Tanner’s respective backgrounds and experience.  Messrs. Burglin and Tanner both currently serve on the Audit Committee of the Board of Trustees.

The following table sets forth certain information regarding the Trustees, including the nominees.

Name, Year of Birth, Positions(s) Held With Funds and Address	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Directorships Held by Trustee
Disinterested Trustees:
Greg Burglin (1960) Trustee 125 South Market Suite 1300 San Jose, CA 95113	Since 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	Four	None*
Kevin P. Tanner (1962) Trustee 125 South Market Suite 1300 San Jose, CA 95113	Since 2008
Mr. Tanner is President, Chief Financial Officer and Chief Compliance Officer of Saratoga Research and Investment Management (formerly Tanner & Associates Asset Management) (an SEC registered investment adviser) and has been for more than 5 years.
			Four	None*
Interested Trustee:
Kevin Landis (2) (1961) Trustee/President 125 South Market Suite 1300 San Jose, CA 95113	Since 1994
Mr. Landis is President and Chief Investment Officer and a Director of Firsthand Capital Management, Inc. and has been a portfolio manager with Firsthand Capital Management, Inc. since May 1994. From 1998 through 2001, he was also the President and Chief Executive Officer of Silicon Capital Management LLC.
			Four	None *±

* Messrs. Burglin, Tanner and Landis each served as a Trustee of Black Pearl Funds, a registered investment company, from its inception in September, 2005 through its liquidation in August, 2008.
± Mr. Landis also currently sits on the board of directors for four private companies: Silicon Genesis Corp., Solaicx, SoloPower, Inc., and UCT Coatings, Inc.

(1) Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, or is removed.
(2) Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.

Committees

The Board has an Audit Committee consisting of Messrs. Burglin and Tanner. Mr. Burglin is the Chairman of the Audit Committee. All of the members of the Audit Committee are not “interested persons” of the Trust as defined in the 1940 Act (“Disinterested Trustees”). The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accountants, recommends the engagement of such accountants and approves all audit services and permissible non-audit services. Neither member of the Audit Committee technically qualifies as an “audit committee financial expert” within the meaning of the rules adopted by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002, but are believed qualified to serve on the Audit Committee.  The Audit Committee met two times during the fiscal year ended December 31, 2008.

The Board has a Pricing Committee, of which all three Trustees are members. Mr. Tanner is the Chairman of the Pricing Committee.  The Pricing Committee is responsible for the fair value pricing of any securities held by the Trust, as necessary. The Pricing Committee of the Trust met eleven times during the fiscal year ended December 31, 2008.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Funds (1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

INDEPENDENT TRUSTEES
Greg Burglin	None	None
Kevin P. Tanner	None	None

INTERESTED TRUSTEE
Kevin Landis		Over $100,000
Firsthand Technology Value Fund	Over $100,000
Firsthand Technology Leaders Fund	Over $100,000
Firsthand e-Commerce Fund	Over $100,000
Firsthand Alternative Energy Fund	$50,001-$100,000

(1)
Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

As of the Record Date, neither Mr. Burglin nor Mr. Tanner, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.

As of the Record Date, Kevin Landis, individually, was a beneficial owner of more than 1% of Firsthand Alternative Energy Fund and Firsthand e-Commerce Fund. The Adviser owned, as of the Record Date, more than 5% of Firsthand Alternative Energy Fund. No other Trustees or officers of the Trust or of the Adviser, individually or as a group, beneficially owned more than 1% of the outstanding shares of the Funds.

Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser.  For both Messrs. Burglin and Tanner, who are Disinterested Trustees, their compensation formula is as follows: (a) $2,000 per in-person regularly-scheduled board meeting, (b) $1,000 per telephonic regularly-scheduled board meeting, (c) $500 per special board meeting, telephonic or in-person, (d) $200 per Pricing Committee meeting, (e) $1,000 per in-person audit committee meeting, and (f) $ 500 per telephonic audit committee meeting.

For the year ended December 31, 2008, the Trustees received compensation as follows:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Kevin Landis	None	None	None	None
Greg Burglin	$3,200	0	0	$3,200
Kevin Tanner	$3,200	0	0	$3,200

The following table presents a hypothetical comparison of compensation received by the Former Disinterested Trustees with the compensation that would have been paid to the current Disinterested Trustees, in each case assuming the Trustees served for the entirety of the calendar year 2008, and according to their respective compensation formulae:

Name of Trustee	Hypothetical 2008 Aggregate Compensation from the Trust
Michael Lynch (Former Disinterested Trustee)	$51,000
Jerry Wong (Former Disinterested Trustee)	$51,000
Greg Burglin (successor Disinterested Trustee)	$13,700
Kevin Tanner (successor Disinterested Trustee)	$13,700

Vote Required and Recommendation

 The Election of each of Messrs. Greg Burglin and Kevin P. Tanner as successor disinterested Trustees requires a majority of all shares of all Funds that are eligible to vote at the Meeting.  This means that the affirmative vote of a “majority of the outstanding voting securities” (as explained above) of all Funds as of the Record Date, regardless whether present in person or by proxy, is necessary to elect each candidate.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW AGREEMENT IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.  THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3: APPROVAL OF A CHANGE IN FUNDAMENTAL INVESTMENT RESTRICTIONS OF FIRSTHAND TECHNOLOGY VALUE FUND TO ALLOW INVESTMENTS IN OPTIONS

Shareholders of Firsthand Technology Value Fund (“TVF”) are being asked to consider a change to the fundamental investment restriction of TVF regarding investments in options.  Currently, TVF has a fundamental investment restriction that prohibits it from purchasing or selling put and call options on stocks and stock indices.  It is proposed that shareholders approve removing such a fundamental investment restriction to expressly allow TVF to purchase or sell put and call options on securities and indices. The proposed amendment will also serve the purpose of conforming the fundamental investment restrictions of TVF to those of other series of the Trust.  Currently, TVF is the only series of the Trust that has such an investment restriction.

If this proposal is approved, TVF may buy and sell put and call options.  Such options may relate to particular securities or indices, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. TVF may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by TVF against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date.

Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the portfolio manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

In addition, put and call options may be used for income-generation purposes. For example, if a portfolio manager believes that the stock price of a high-quality company that TVF is interested in acquiring is more likely to rise than fall, the manager may write a put option on the stock, securing the premium paid as income to TVF, and taking the calculated risk that he may be forced to own shares of the company at the strike price. Similarly, if a portfolio manager believes that the price of a stock TVF owns is likely to remain the same or fall, the manager may write a call option on the stock, securing the premium paid as income to TVF, and taking the calculated risk that TVF may have to sell its shares at the strike price if the stock price rises.

Currently, TVF does not normally intend to invest more than 10% of the value of its net assets in options transactions, and therefore it will not constitute a principal investment strategy.  However, TVF may commit up to 30% of its net assets to option strategies.

Purchasing Put and Call Options. If this proposal is approved by shareholders, TVF may purchase put and call options.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.  By purchasing a put option, TVF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, TVF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices, among others. TVF may terminate its position in a put option it has purchased by allowing it to expire, by exercising the option or if able, by selling the option. If the option is allowed to expire, TVF will lose the entire premium it paid. If TVF exercises the option, it completes the sale of the underlying instrument at the strike price. TVF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option (plus related transaction costs) if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. If this proposal is approved, TVF may write (i.e., sell) put and call options. When TVF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, TVF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. TVF may seek to terminate its position in put options it writes before exercise by closing out the option in the secondary market at its current price. The Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.  In addition, if the secondary market is not liquid for put options TVF has written, however, TVF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If the underlying security’s price rises, however, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

If the security’s price remains the same over time, it is likely that the put writer will also profit, because it should be able to close out the option at a lower price. If the security’s price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates TVF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the security’s price increase.

Currently, it is contemplated that TVF will write only “covered” put and call options, and not “naked” call options. A call option written by TVF is “covered” if TVF: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” below.

A put option written by TVF is “covered” if TVF: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Options Positions” below.

OTC Options. TVF may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows TVF greater flexibility to tailor options to their needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Asset Coverage for Options Positions. TVF will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of TVF’s assets could impede portfolio management or TVF’s ability to meet redemption requests or other current obligations.

Additional Risks of Options

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose TVF to losses. Market risk is the primary risk associated with derivative transactions, such as options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, TVF will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to TVF.

Liquidity of Options and Futures Contracts.  The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy.  TVF’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market.  Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for TVF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require TVF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, TVF’s access to other assets held to cover options positions could also be impaired.

Vote Required and Recommendation

The affirmative vote of a majority of TVF’s outstanding voting securities (as defined in the 1940 Act) is required to approve the amendment to TVF’s investment policies.  The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote.  If approved by shareholders this proposal will take effect on the date of the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF FIRSTHAND TECHNOLOGY VALUE FUND TO ALLOW IT TO INVEST IN OPTIONS IS IN THE BEST INTERESTS OF TVF AND ITS SHAREHOLDERS.  THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne by the Adviser.

Solicitation of Proxies

This Proxy is being furnished in connection with the solicitation of proxies for the Meeting by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service contractors, and other agents of the Trust also may solicit proxies by telephone or otherwise.

Adviser

Firsthand Capital Management, Inc., with principal offices at 125 South Market, Suite 1300, San Jose, California  95113, acts as the investment adviser to the Funds and generally administers the affairs of the Trust.  The Adviser’s website is http://www.firsthandcapital.com.  Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Trust.  The Adviser is a registered investment adviser organized in the State of California.  The Adviser managed approximately $330 million of investments as of December 31, 2008 on behalf of institutional clients and the Trust.

The Adviser is 100% employee-owned. The Chief Executive Officer of the Adviser is Kevin Landis.  The address of the Chief Executive Officer of the Adviser is Firsthand Capital Management, Inc., 125 South Market, Suite 1300, San Jose, California 95113.

Interested Persons of the Trust and the Funds

Certain Trustees and officers are deemed to be “interested persons” of the Trust and the Funds because of their positions with the Adviser.  Mr. Landis serves as the President and Chief Executive Officer of the Trust and Chairman of the Board.

Control Persons and Principal Holders of Securities

As of the Record Date, Kevin Landis, individually, was a beneficial owner of more than 1% of Firsthand Alternative Energy Fund and Firsthand e-Commerce Fund. The Adviser owned, as of the Record Date, more than 5% of Firsthand Alternative Energy Fund. No other Trustees or officers of the Trust or of the Adviser, individually or as a group, beneficially owned more than 1% of the outstanding shares of the Funds. The following table lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
Firsthand Technology Value Fund
CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	1,987,487.000	28.03%

NATIONAL FINANCIAL SERVICES CORP FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-5503	1,520,246.521	21.44%

TD AMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	667,634.327	9.42%

Firsthand Technology Leaders Fund
CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	708,342.594	31.47%

NATIONAL FINANCIAL SERVICES CORP FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-5503	391,641.358	17.40%

TD AMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	147,830.213	6.57%

DONALDSON LUFKIN JENRETTE SECURITIES CORPORATION, INC P O BOX 2052 JERSEY CITY, NJ 07303-2052	113,945.161	5.06%

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund
Firsthand Alternative Energy Fund
NATIONAL FINANCIAL SERVICES CORP FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-5503	258,970.546	40.26%

CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	145,086.478	22.56%

TD AMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	69,057.929	10.74%

FIRSTHAND CAPITAL MANAGEMENT, INC 125 SOUTH MARKET SUITE 1300 SAN JOSE, CA 95113	50,000.000	7.77%

Firsthand e-Commerce Fund
CHARLES SCHWAB & CO, INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	1,834,083.972	25.46%

NATIONAL FINANCIAL SERVICES CORP FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-5503	1,240,593.164	17.22%

TD AMERITRADE CLEARING, INC 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	593,960.675	8.24%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis.  The address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Administrator

Citi Fund Services Ohio, Inc. (“Citi”) serves as Sub-Administrator of the Funds. The Sub-Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at P.O. Box 183120, Columbus, Ohio 43218-3120.

Independent Auditors

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Yakoub Bellawala, Secretary
February 5, 2009

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS FIRSTHAND E-COMMERCE FUND Proxy for the Special Meeting of Shareholders – March 26, 2009 Proxy Solicited on Behalf of the Board of Trustees	PROXY CARD

The shareholder(s) of Firsthand e-Commerce Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Funds (the “Trust”), to be held on March 26, 2009, at the offices of the Trust at 10:00 a.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.
PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

		FOR	WITHHOLD

Proposal 1:	To approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 2:	To approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 3:	To approve a change to the fundamental investment restrictions of Firsthand Technology Value Fund to allow investments in options.	NOT APPLICABLE

Proposal 4:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS FIRSTHAND ALTERNATIVE ENERGY FUND Proxy for the Special Meeting of Shareholders – March 26, 2009 Proxy Solicited on Behalf of the Board of Trustees	PROXY CARD

The shareholder(s) of Firsthand Alternative Energy Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Funds (the “Trust”), to be held on March 26, 2009, at the offices of the Trust at 10:00 a.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.
PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■
		FOR	WITHHOLD

Proposal 1:	To approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 2:	To approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 3:	To approve a change to the fundamental investment restrictions of Firsthand Technology Value Fund to allow investments in options.	NOT APPLICABLE

Proposal 4:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS FIRSTHAND TECHNOLOGY LEADERS FUND Proxy for the Special Meeting of Shareholders – March 26, 2009 Proxy Solicited on Behalf of the Board of Trustees	PROXY CARD

The shareholder(s) of Firsthand Technology Leaders Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Funds (the “Trust”), to be held on March 26, 2009, at the offices of the Trust at 10:00 a.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.
PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

		FOR	WITHHOLD

Proposal 1:	To approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 2:	To approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 3:	To approve a change to the fundamental investment restrictions of Firsthand Technology Value Fund to allow investments in options.	NOT APPLICABLE

Proposal 4:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND FUNDS FIRSTHAND TECHNOLOGY VALUE FUND Proxy for the Special Meeting of Shareholders – March 26, 2009 Proxy Solicited on Behalf of the Board of Trustees	PROXY CARD

The shareholder(s) of Firsthand Technology Value Fund (the “Fund”) whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Funds (the “Trust”), to be held on March 26, 2009, at the offices of the Trust at 10:00 a.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Each share of the Fund shall count as one vote regardless of the net asset value of that share.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal(s) listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.
PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■
		FOR	WITHHOLD

Proposal 1:	To approve the election of Mr. Greg Burglin to serve as a disinterested Trustee of the Trust.	☐	☐

Proposal 2:	To approve the election of Mr. Kevin P. Tanner to serve as a disinterested Trustee of the Trust.	☐	☐

		FOR	WITHHOLD	ABSTAIN

Proposal 3:	To approve a change to the fundamental investment restrictions of Firsthand Technology Value Fund to allow investments in options.	☐	☐	☐

Proposal 4:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.